                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                August 23, 2002

                             HEALTH CARE REIT, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800

ITEM 5.  OTHER EVENTS.

     Effective August 23, 2002, the Company and its subsidiaries entered into an Amended and Restated Loan Agreement with Key Corporate Capital Inc., Deutsche Bank Trust Company Americas, Bank of America, N.A., Bank One N.A., UBS AG, Stamford Branch, Comerica Bank and National City Bank (the "Banks"), KeyBank National Association, as administrative agent for the Banks, Deutsche Bank Securities Inc., as syndication agent, and UBS Warburg LLC, as documentation agent. The Loan Agreement provides for a $175 million unsecured credit facility that will expire on August 22, 2005.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

               None.

        (b) Pro Forma Financial Information.

               None.

        (c) Exhibits.
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              10.1


                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board and
                                       Chief Executive Officer

Dated: August 30, 2002




                                 EXHIBIT INDEX


                                  Designation
                                  Number Under




                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------

  10.1                   10.1              Amended and Restated Loan Agreement
                                           dated the 23rd day of August, 2002,
                                           by and among Health Care REIT, Inc.
                                           and its subsidiaries, the banks
                                           signatory thereto, KeyBank National
                                           Association, as administrative agent,
                                           Deutsche Bank Securities Inc., as
                                           syndication agent, and UBS Warburg
                                           LLC, as documentation agent.